UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2026

Central Index Key Number of the issuing entity: 0002110410

Benchmark 2026-B42 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-283864-04	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York	10019
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On February 23, 2026, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) entered into an underwriting agreement, dated as of February 23, 2026 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“BCI”), UBS Securities LLC (“UBS Securities”), BMO Capital Markets Corp. (“BMO Capital”), Drexel Hamilton, LLC (“Drexel”) and Mischler Financial Group, Inc. (“Mischler” and, together with DBSI, CGMI, GS&Co., BCI, UBS Securities, BMO Capital and Drexel, the “Underwriters”) and German American Capital Corporation (“GACC”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about March 12, 2026 (the “Closing Date”).

On February 23, 2026, the Registrant also entered into a certificate purchase agreement, dated as of February 23, 2026, with DBSI, CGMI, GS&Co., BCI, UBS Securities, BMO Capital, Drexel and Mischler (collectively in such capacity, the “Initial Purchasers”) and GACC, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the Benchmark 2026-B42 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2026-B42 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of March 1, 2026 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, K-Star Asset Management, LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of (x) the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B and Class A-S Certificates, having an aggregate initial certificate balance of $583,124,000 (collectively, the “Publicly Offered Certificates”), (ii) the Class X-F, Class B, Class C, Class D, Class E, Class F, Class G-RR, Class J-RR, Class K-RR, Class S and Class R Certificates, having an aggregate initial certificate balance of $125,842,365 (collectively, the “Privately Offered Certificates”), and (y) the VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about the Closing Date, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 62 commercial mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple or sub-leasehold estates in 129 commercial, multifamily and/or manufactured housing properties. Certain of the Mortgage Loans were acquired by the Registrant from GACC pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated February 23, 2026, between the Registrant and GACC; certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated February 23, 2026, between the Registrant and CREFI; certain of the Mortgage Loans were acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated February 23, 2026, between the Registrant and GSMC; certain of the Mortgage Loans were acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated February 23, 2026, between the Registrant and NCB; certain of the Mortgage Loans were acquired by the Registrant from Barclays Capital Real Estate Inc. (“BCREI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated February 23, 2026, between the Registrant and BCREI; certain of the Mortgage Loans were acquired by the Registrant from UBS AG New York Branch (“UBS AG”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated February 23, 2026, between the Registrant and UBS AG; and certain of the Mortgage Loans were acquired by the Registrant from Bank of Montreal (“BMO”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated February 23, 2026, between the Registrant and BMO.

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The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
215 Park Avenue South	N/A	Exhibit 99.13
U-Haul Portfolio	N/A	Exhibit 99.14
525 7th Avenue	Exhibit 99.8	Exhibit 99.15
Fishers Twinbrook	N/A	Exhibit 99.16
50 West 23rd Street	(1)	Exhibit 99.17
Haverford Retail Partners Portfolio	Exhibit 99.8	Exhibit 99.18
UOVO Evergreen	Exhibit 99.9	Exhibit 99.19
BioMed MIT Portfolio	Exhibit 99.10	Exhibit 99.20
Landstown Commons	Exhibit 99.11	Exhibit 99.21
Cummins Station	Exhibit 99.12	Exhibit 99.22
U-Haul AREC RW Portfolio	Exhibit 99.11	Exhibit 99.23
(1)	The subject Whole Loan will be initially serviced under the Pooling and Servicing Agreement, however, if the related controlling pari passu companion loan is included in a future securitization, the subject Whole Loan is expected to be serviced pursuant to the related Non-Serviced PSA for such securitization. Such Non-Serviced PSA will be identified and filed on a Form 8-K following such servicing shift securitization date.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and (iii) the sale of the VRR Interest by the Registrant to Deutsche Bank AG, New York Branch, as a “majority-owned affiliate” (as defined in the Risk Retention Rules) of GACC, pursuant to the applicable Mortgage Loan Purchase Agreement. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates and the VRR Interest will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”), dated February 24, 2026 and filed with the Securities and Exchange Commission on February 25, 2026. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-283864) was originally declared effective on March 5, 2025.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	1.1	Underwriting Agreement, dated as of February 23, 2026, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., UBS Securities LLC, BMO Capital Markets Corp., Drexel Hamilton, LLC and Mischler Financial Group, Inc.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2026, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, K-Star Asset Management, LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 24, 2026.
99.1	Mortgage Loan Purchase Agreement, dated February 23, 2026, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated February 23, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated February 23, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company.
99.4	Mortgage Loan Purchase Agreement, dated February 23, 2026, between Deutsche Mortgage & Asset Receiving Corporation and National Cooperative Bank, N.A.
99.5	Mortgage Loan Purchase Agreement, dated February 23, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Barclays Capital Real Estate Inc.
99.6	Mortgage Loan Purchase Agreement, dated February 23, 2026, between Deutsche Mortgage & Asset Receiving Corporation and UBS AG New York Branch.
99.7	Mortgage Loan Purchase Agreement, dated February 23, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Bank of Montreal.
99.8	Pooling and Servicing Agreement, dated and effective as of December 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.9	Pooling and Servicing Agreement, dated as of October 1, 2025, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.
99.10	Trust and Servicing Agreement, dated as of June 6, 2025 among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and special
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servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.

99.11	Pooling and Servicing Agreement, dated as of February 1, 2026, between BMO Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.
99.12	Pooling and Servicing Agreement, dated as of August 1, 2024, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
99.13	Co-Lender Agreement, dated as of February 11,2026, by and between German American Capital Corporation, as initial Note A-1 holder, German American Capital Corporation, as initial Note A-2 holder, German American Capital Corporation, as initial Note A-3 holder, German American Capital Corporation, as initial Note A-4 holder, and German American Capital Corporation, as initial Note A-5 holder, relating to the 215 Park Avenue South Whole Loan.
99.14	Agreement Between Note Holders, dated as of December 4, 2025, by and between Goldman Sachs Bank USA, as initial Note A-1 holder, Goldman Sachs Bank USA, as initial Note A-2 holder, Goldman Sachs Bank USA, as initial Note A-3 holder, and Goldman Sachs Bank USA, as initial Note A-4 holder, relating to the U-Haul Portfolio Whole Loan.
99.15	Co-Lender Agreement, dated as of December 2, 2025, by and between Citi Real Estate Funding Inc., as initial Note A-1 holder, Citi Real Estate Funding Inc., as initial Note A-2 holder and Citi Real Estate Funding Inc., as initial Note A-3 holder, relating to the 525 7th Avenue Whole Loan.
99.16	Agreement Between Note Holders, dated as of February 19, 2026, by and between Goldman Sachs Bank USA, as initial Note A-1 holder, and Goldman Sachs Bank USA, as initial Note A-2 holder, relating to the Fishers Twinbrook Whole Loan.
99.17	Co-Lender Agreement, dated as of February 24, 2026, by and between Citi Real Estate Funding Inc., as initial Note A-1 holder, and Citi Real Estate Funding Inc., as initial Note A-2 holder, relating to the 50 West 23rd Street Whole Loan.
99.18	Co-Lender Agreement, dated as of November 21, 2025, by and between Citi Real Estate Funding Inc., as initial Note A-1 holder, and Citi Real Estate Funding Inc., as initial Note A-2 holder, relating to the Haverford Retail Partners Portfolio Whole Loan.
99.19	Co-Lender Agreement, dated as of September 24, 2025, by and between German American Capital Corporation, as initial Note A-1-1 holder and initial Note A-1-2 holder, and Goldman Sachs Bank USA, as initial Note A-2 holder, relating to the UOVO Evergreen Whole Loan.
99.20	Co-Lender Agreement, dated as of June 6, 2025, by and between JPMorgan Chase Bank, National Association, as initial Note A1-S holder, initial Note A1-C1 holder, initial Note A1-C2 holder, initial Note B-1 holder, initial Note C-1 holder and initial Note D-1 holder and initial agent, Citi Real Estate Funding Inc., as initial Note A2-S holder, initial Note A2-C1 holder, initial Note A2-C2 holder, initial Note B-2 holder, initial Note C-2 holder and initial Note D-2 holder, Deutsche Bank AG, New York Branch, as initial Note A3-S holder, initial Note A3-C1 holder, initial Note A3-C2 holder, initial Note B-3 holder, initial Note C-3 holder and initial Note D-3 holder, Goldman Sachs Bank USA, as initial Note A4-S holder, initial Note A4-C1 holder, initial Note A4-C2 holder, initial Note B-4 holder, initial Note C-4 holder and initial Note D-4 holder, and Societe Generale Financial Corporation, as initial Note A5-S holder, initial Note A5-C1 holder,
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initial Note A5-C2 holder, initial Note B-5 holder, initial Note C-5 holder and initial Note D-5 holder, relating to the BioMed MIT Portfolio Whole Loan.

99.21	Co-Lender Agreement, dated as of January 16, 2026, by and between Bank of Montreal, as initial Note A-1 holder, Bank of Montreal, as initial Note A-2 holder, and Bank of Montreal, as initial Note A-3 holder, relating to the Landstown Commons Whole Loan.
99.22	Agreement Between Note Holders, dated as of June 6, 2024 by and between Wells Fargo Bank, National Association, as initial Note A-1 holder, Wells Fargo Bank, National Association, as initial Note A-2 holder, and Wells Fargo Bank, National Association, as initial Note A-3 holder, relating to the Cummins Station Whole Loan.
99.23	Co-Lender Agreement, dated as of December 5, 2025 by and between Bank of Montreal, as initial Note A-1 holder, Bank of Montreal, as initial Note A-2 holder, Bank of Montreal, as initial Note A-3 holder, and Bank of Montreal, as initial Note A-4 holder, relating to the U-Haul AREC RW Portfolio Whole Loan.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Matt Smith
	Name:	Matt Smith
	Title:	Director

By:	/s/ Helaine Kaplan
	Name:	Helaine Kaplan
	Title:	Managing Director

Dated: February 25, 2026

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